UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2025

Cytokinetics, Incorporated

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-50633	94-3291317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Oyster Point Boulevard
South San Francisco, California		94080
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 624-3000

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	CYTK	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

At upcoming investor conferences, Cytokinetics, Incorporated (the “Company”) will be providing, and is hereby furnishing, a brief regulatory update regarding its new drug application for aficamten. During these investor conferences, representatives of the company will make statements consistent with the following:

1. Cytokinetics has completed its midcycle review with the Food and Drug Administration (“FDA”) with respect to the New Drug Application (“NDA”) for aficamten for the treatment of obstructive hypertrophic cardiomyopathy.

2. FDA has informed Cytokinetics that it does not plan to convene an advisory committee meeting to review the Company’s NDA for aficamten.

3. We expect the Late Cycle meeting with FDA to occur in June 2025.

We maintain our expectation for a differentiated label and risk mitigation profile for aficamten, if approved by FDA.

As previously stated, the Company does not plan to share detailed updates on its communications with the FDA.

This Form 8-K contains forward-looking statements for purposes of the Private Securities Litigation Reform Act of 1995 (the “Act”). Examples of such forward looking statements include statements regarding FDA’s decision on whether to hold an Advisory Committee regarding our NDA for aficamten, the timing of further interactions with FDA, and the potential nature of the label or risk mitigation profile of aficamten, if approved. Cytokinetics claims the protection of the Act’s Safe Harbor for forward-looking statements. For further information regarding risks related to the company’s statements in this Form 8-K, investors should consult our filings with the Securities and Exchange Commission, particularly under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024. Cytokinetics assumes no obligation to update its forward-looking statements whether as a result of new information, future events or otherwise, after the date of this press release.

The information furnished under this Item 7.01 shall not be considered “filed” under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless the Registrant expressly sets forth in such future filing that such information is to be considered “filed” or incorporated by reference therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYTOKINETICS, INCORPORATED

Date:	March 10, 2025	By:	/s/ John O. Faurescu
John O. Faurescu, Secretary